Exhibit 10.1

DEED OF TRANSFER

* Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

[***] indicates that information has been omitted.

Guglielmo Siniscalchi,

Notary in Lariano

TRANSFER OF SHARE

By this private agreement, valid for all legal purposes, the undersigned:- Alberto Picece [***], residing for this act as specified in the power of attorney, who states to act not personally, but as the special representative of the company “BRERA HOLDINGS PUBLIC LIMITED COMPANY”, a company incorporated under Irish law, with registered office at One Burlington Road No. 4, Dublin D04 C5Y6 (Ireland), registered with the Irish Companies Registration Office under code 721923, tax code 91058900704, in accordance with a special power of attorney notarized by Notary Veronica De La Cadena of the State of Florida, Miami-Dade County, dated April 9, 2026, duly translated and with apostille attached, which is included with this document as Exhibit “A”.	Registered in Velletri on 04/17/2026 under no. 1102, series 1T

Francesco Agnello [***], residing for the purposes of his position at “STABIA CAPITAL S.R.L.” with registered office in Rome, Via Di Sant’Eustachio No. 3, fully paid share capital of Euro 2,000.00 (two thousand point zero zero), registered with the Rome Chamber of Commerce, VAT and tax code 18518311008, R.E.A. No. 1789766, duly authorized by law and statute;

agree as follows

WHEREAS

The company BRERA HOLDINGS PUBLIC LIMITED COMPANY (the “Seller”) holds a share with a nominal value of Euro 11,000.00 (eleven thousand point zero zero), representing the entire share capital of “S.S. JUVE STABIA S.R.L.”, with registered office at CASTELLAMMARE DI STABIA, VIA COSENZA, C/O STADIO R. MENTI No. 283, registered with the Naples Chamber of Commerce, tax code and VAT No. 04246411211, R.E.A. No. 686919 (the “Share” and the “Company”); - the Seller wishes to transfer the Share to STABIA CAPITAL S.R.L. (the “Buyer”) who is willing to purchase it; HAVING SET FORTH THE ABOVE and as an integral and essential part of this agreement, the undersigned hereby declare, agree, and stipulate as follows.

Art. 1

The Seller, as duly represented, hereby assigns and transfers the Share to the Buyer, who, as identified above, accepts and acquires it. The Share.

Art. 2

The consideration for the sale of the Share, as referenced in Section 1 above, has been mutually agreed upon by the parties, taking into account the Company’s financial status, for a total amount of Euro 1.00 (one point zero zero) (the “Price”), which is being paid in legal tender by the Buyer to the Seller at the time of execution.

DEED OF TRANSFER

* Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

[***] indicates that information has been omitted.

By signing this document, the Seller acknowledges receipt of payment from the Buyer.

Both parties agree that the Price is final and not subject to any adjustments, changes, or revisions.

Art. 3

The Seller guarantees full ownership and availability of the Share, ensuring it is free of any encumbrances, restrictions, or third-party rights, and specifically confirms that no one holds any pre-emption rights on the Share.

Art. 4

The parties authorize the filing and registration of this document with the Companies Register.

Art. 5

All costs and expenses related to this agreement shall be borne by the Buyer.

Rome, Via Basento 52/d, on April 17, 2026 at 1:20 PM.

SIGNED:

Alberto PICECE

Francesco AGNELLO

SIGNATURE AUTHENTICATION

Registry No. 734 Collection No. 606 I, Doctor Guglielmo Siniscalchi, Notary registered with the College of Notaries for the Districts of Rome, Velletri, and Civitavecchia, residing in Lariano, hereby certify that the following individuals:

Alberto PICECE [***] with address for this act as stated in the power of attorney, acting as special attorney for “BRERA HOLDINGS PUBLIC LIMITED COMPANY”, a company established under Irish law, headquartered at One Burlington Road No. 4, Dublin D04 C5Y6 (Ireland), registered with the Irish Companies Registration Office under code 721923, tax code 91058900704, by virtue of special power of attorney executed before Notary Veronica De La Cadena, State of Florida, Miami Dade County, on April 9, 2026, duly translated and provided with apostille as previously attached.

Francesco AGNELLO [***], domiciled for this office at “STABIA CAPITAL S.R.L.” with registered office in Rome, Via Di Sant’Eustachio No. 3, share capital of Euro 2,000.00 (two thousand point zero zero) fully paid, registration number with the Business Register of the Chamber of Commerce of Rome, VAT and tax code 18518311008, R.E.A. No. 1789766; whose identities I, the Notary, have personally verified, have affixed their signatures at the bottom and in the margin of the related sheet of the document read in my presence to the parties, in Rome, Via Basento 52/d, this seventeenth day of April 2026, at one twenty p.m.

(Rome, April 17, 2026 at 1:20 PM) Signed:

GUGLIELMO SINISCALCHI, Notary Public

I, Dr. GUGLIELMO SINISCALCHI, Notary Public in Lariano, hereby certify, in accordance with Article 22 of Legislative Decree No. 82 dated March 7, 2005 as amended by Article 15 of Legislative Decree No. 235 dated December 30, 2010, and Article 68 ter of the Notarial Law, by affixing my digital signature issued by the National Council of Notaries, that this digital copy is a true and accurate reproduction of the original paper document.

Lariano, April 17, 2026 Digitally signed by

Guglielmo Siniscalchi, Notary